Goldman Sachs Variable Insurance Trust (the “Trust”)

Service Shares of the:

Goldman Sachs Equity Index Fund
Supplement dated July 9, 2007 to the
Prospectus Dated April 30, 2007

     Effective June 15, 2007, James May, Lead Portfolio Manager of the Goldman Sachs Equity Index Fund (the “Fund”), and David Chin, Senior Portfolio Manager of the Fund, will no longer serve as portfolio managers of the Fund. The “Sub Advisor Portfolio Management Team (Equity Index Fund)” chart and the two paragraphs under the chart on page 41 of the prospectus are replaced by:

Years
	Fund	Primarily
Name and Title	Responsibility	Responsible	Five Year Employment History

John Tucker, CFA Principal, Senior Portfolio Manager	Senior Portfolio Manager — Equity Index Fund	Since 2007	Mr. Tucker is a Principal of the Sub-Adviser and a Vice President of State Street Global Advisors. He is the Head of US Equity Markets in the Global Structured Products Group. He manages numerous index strategies and works closely with the other Unit Heads in the group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988.

Kristin Carcio Principal, Portfolio Manager	Portfolio Manager — Equity Index Fund	Since 2007	Ms. Carcio is a Principal of the Sub-Adviser and a Portfolio Manager in the Global Structured Products Group. Within this team, she is responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, where she was responsible for the analysis of ABS and CMBS. She has been working in the investment management field since 1999.

     The Equity Index Fund is managed by the Global Structured Products Group. Portfolio managers John Tucker and Kristin Carcio have day-to-day management responsibility of the Fund. The Global Structured Products Group meets weekly to discuss anticipated cash flows, index changes, new product development, systems and data issues and other investment management topics.

     For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the Additional Statement.

EQINDXSTK 7-07